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                                                                   Exhibit 10.59

                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "AGREEMENT") is dated as of August 2, 2001 among i-STAT Corporation, a Delaware corporation (the "COMPANY"), and the purchasers identified on the signature pages hereto (each a "PURCHASER" and collectively the "PURCHASERS").

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, securities of the Company as more fully described in this Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

                  "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

                  "AGGREGATE PURCHASE PRICE" means the sum of the Closing Date Purchase Amount and the total amount that all Purchasers are required to pay under Section 2.3.

                  "CERTIFICATE OF DESIGNATIONS" means a certificate of designations of the Preferred Stock, in the form of in Exhibit A.

                  "CLOSING" means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

                  "CLOSING DATE" means the date of the Closing.

                  "CLOSING DATE PURCHASE AMOUNT" means the total amount of money paid by all Purchasers to or as directed by the Company in accordance with
Section 2.2(b)(i).

                  "CLOSING PRICE" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on an Eligible Market or any other national securities exchange, the closing bid price per share
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         of the Common Stock for such date (or the nearest preceding date if there is no price on such date) at 4 P.M. (local time for such Eligible Market or other national securities exchange) on the primary Eligible Market or exchange on which the Common Stock is then listed or quoted;
         (b) if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) so quoted; (c) if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by a majority-in-interest of the Purchasers.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON SHARES" means the shares of Common Stock which are being purchased by and issued to the Purchasers pursuant to this Agreement.

                  "COMMON STOCK" means the common stock of the Company, par value $0.15 per share, or such securities into which such stock shall hereafter be classified.

                  "COMPANY COUNSEL" means Paul, Hastings, Janofsky & Walker LLP, counsel to the Company.

                  "EFFECTIVE DATE" means the date that an Underlying Shares Registration Statement is first declared effective by the Commission.

                  "ELIGIBLE MARKET" means the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "PER SHARE PURCHASE PRICE " means $9.218.

                  "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "PREFERRED SHARES" means the shares of Preferred Stock which are being purchased by and issued to the Purchasers pursuant to this Agreement.

                  "PREFERRED STOCK" means the Series C Convertible Preferred Stock of the Company, which is convertible into shares of Common Stock which shall have the terms set forth in the Certificate of Designations.

                  "PURCHASER COUNSEL" means Robinson Silverman Pearce Aronsohn & Berman LLP, counsel to the Purchasers.


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                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights
Agreement, dated as of the date of this Agreement, among the Company and the Purchasers, in the form of Exhibit B.

                  "REQUIRED EFFECTIVENESS DATE" means the date on which an Underlying Shares Registration Statement is required to become effective pursuant to the Registration Rights Agreement.

                  "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "SECURITIES" means the Common Shares, Preferred Shares, Warrants and Underlying Shares.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SUBSIDIARY" means any subsidiary of the Company that is required to be listed in Schedule 3.1(a).

                  "TRADING DAY" means (a) any day on which the Common Stock is traded on its primary Trading Market, or (b) if the Common Stock is not then listed or quoted on any national securities exchange, market or trading or quotation facility, then a day on which trading occurs on the New York Stock Exchange (or any successor thereto).

                  "TRADING MARKET" means Nasdaq National Market or any other national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

                  "TRANSACTION DOCUMENTS" means this Agreement, the Securities, the Registration Rights Agreement, the Certificate of Designations, the Transfer Agent Instructions and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                  "TRANSFER AGENT INSTRUCTIONS" means instructions to the Company's transfer agent, in the form of Exhibit E.

                  "UNDERLYING SHARES" means the shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants.

                  "UNDERLYING SHARES REGISTRATION STATEMENT" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Common Shares and Underlying Shares by the Purchasers and their assignees.


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                  "WARRANTS" means the Common Stock purchase warrants, in the form of Exhibit D, issued to each Purchaser at the Closing and, if applicable, upon a call of the aforementioned warrants in accordance with their terms.

                  "WARRANT SHARES" means the shares of Common Stock issuable upon exercise of the Warrants.

                                   ARTICLE II
                                PURCHASE AND SALE

         2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to the Purchasers, and the Purchasers shall, severally and not jointly, purchase from the Company, the Common Shares, the Preferred Shares and the Warrants set forth next to the Purchasers' names on the investor allocation table attached hereto as Exhibit F (the "INVESTOR ALLOCATION TABLE"). The Closing shall take place at the offices of Purchaser Counsel immediately following the satisfaction or waiver of the conditions set forth in Article V of this Agreement, or at such other location or time as the parties may agree.

         2.2      Closing Deliveries.

                  (a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser, the following:

                           (i) one or more stock certificates evidencing the number of Common Shares indicated next to such Purchaser's name in the Investor Allocation Table, registered in the name of such Purchaser;

                           (ii) one or more stock certificates evidencing a number of Preferred Shares indicated next to such Purchaser's name on the Investor Allocation Table, registered in the name of such Purchaser;

                           (iii) a Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire the number of Warrant Shares indicated next to such Purchaser's name on the Investor Allocation Table;

                           (iv) evidence that the Certificate of Designations has been filed on or prior to the Closing Date with the Secretary of State (or other appropriate office) of Delaware, in form and substance mutually agreed to by the parties;

                           (v) the legal opinion of Company Counsel, in the form of Exhibit C, executed by such counsel and delivered to the Purchasers;

                           (vi) a Registration Rights Agreement duly executed by the Company;

                           (vii) one or more standby letters of credit from, PNC Bank, National Association ("PNC BANK") in form and substance acceptable to the Purchasers (as the


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         same may be amended, modified or supplemented from time to time
         (including, but not limited to, pursuant to Section 2.3(B)(I)) in accordance with their respective terms, the "LETTERS OF CREDIT"); and

                           (viii) Transfer Agent Instructions executed by the Company and delivered to and acknowledged by First Union National Bank, the Company's transfer agent.

                  (b) At the Closing, each Purchaser shall deliver or cause to be delivered to the Company, the following:

                           (i) an amount equal to the sum of (A) the product of the number of Common Shares indicated next to such Purchaser's name on the Investor Allocation Table multiplied by the Per Share Purchase Price and (B) the number of Preferred Shares indicated next to such Purchaser's name on the Investor Allocation Table multiplied by $1,000, all in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose;

                           (ii) a Registration Rights Agreement duly executed by such Purchaser.

         2.3 Post Closing Adjustment. On the 6th Trading Day following the Closing Date, if the average of the 5 VWAP's (as defined in the Certificate of Designations) during the 5 Trading Day period beginning on the Closing Date (the "ADJUSTED PURCHASE PRICE") exceeds the Per Share Purchase Price, then (A) each Purchaser shall, against delivery to it by the Company of the documentation set forth in Section 2.3(B), deliver to or as directed by the Company an amount, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing for such purpose, equal to the sum of: (I) the product of: (x) the lower of: (i) $0.782 and (ii) the difference between the Adjusted Purchase Price and the Per Share Purchase Price multiplied by (y) the number of Common Shares issued to such Purchaser on the Closing Date, and (II) the product of: (x) the lower of: (i) $0.782 and (ii) the difference between the Adjusted Purchase Price and the Per Share Purchase Price multiplied by (y) a number equal to the number of Preferred Shares indicated next to such Purchaser's name on the Investor Allocation Table multiplied by 1,000, and divided by the Per Share Purchase Price, and (B) the Company shall deliver or cause to be delivered to each Purchaser: (I) an amendment to the Letter of Credit, in the form and substance satisfactory to the such Purchaser and (II) a calculation notice indicating the basis for the revision to the Stated Value (as defined in the Certificate of Designations) under the Certificate of Designations.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchasers:


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                  (a) Subsidiaries. The Company has no subsidiaries other than those listed in Schedule 3.1(a). Except as disclosed in Schedule 3.1(a), the Company owns all of the capital stock of each Subsidiary free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction (collectively, "LIENS"), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. If the Company has no subsidiaries, then references in the Transaction Documents to the Subsidiaries will be disregarded.

                  (b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate: (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT").

                  (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof and assuming the applicable Transaction Documents constitute the legal, valid and binding agreement of each party other than the Company, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents.

                  (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment,

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acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (e) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings required under Section 4.8 and the required filing of the Certificate of Designations pursuant to Section 2.2,
(ii) the filing with the Commission of the Underlying Shares Registration Statement, (iii) the application(s) to each Trading Market for the listing of the Common Shares and the Underlying Shares for trading thereon in the time and manner required thereby and (iv) applicable Blue Sky filings (collectively, the "REQUIRED APPROVALS").

                  (f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has on the date hereof and will, at all times while the Preferred Shares and the Warrants are outstanding, maintain an adequate reserve of duly authorized shares of Common Stock, reserved for issuance to the holders of the Preferred Shares and the Warrants, to enable it to perform its conversion, exercise and other obligations under this Agreement, the Certificate of Designation and the Warrants. Such number of reserved and available shares of Common Stock is not less than 4,995,000 (collectively, the "INITIAL MINIMUM"). All such authorized shares of Common Stock shall be duly reserved for issuance to the holders of the Preferred Shares and the Warrants. When issued in accordance with the Certificate of Designation and the Warrants, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens.

                  (g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company is set forth in
Schedule 3.1(g). No securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and except as disclosed in Schedule 3.1(g), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or


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exchangeable into shares of Common Stock. The issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

                  (h) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC REPORTS" and, together with the Schedules to this Agreement, the "DISCLOSURE MATERIALS") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject have been filed as exhibits to the SEC Reports as required under the Exchange Act.

                  (i) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports: (i) there has been no event, occurrence or development that has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

                  (j) Litigation. Except as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective


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properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "ACTION") which: (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. The Company does not have pending before the Commission any request for confidential treatment of information, and the Company does not expect to make any such request prior to the Required Effectiveness Date. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                  (k) Labor Relations. No material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

                  (l) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("MATERIAL PERMITS"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (n) Title to Assets. Except as set forth in Schedule 3.1(n), the Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and


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facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

                  (o) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights that could have or result in a Material Adverse Effect.

                  (p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  (q) Transactions With Affiliates and Employees. Except as set forth in SEC Reports filed at least ten days prior to the date hereof, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  (r) Solvency. Based on the financial condition of the Company as of the Closing Date: (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).


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                  (s) Certain Fees. Except as described in Schedule 3.1(s), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Company agrees that the Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of any Person for fees of the type contemplated by this Section 3.1(s) with the transactions contemplated by this Agreement.

                  (t) Private Placement. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Sections 3.2(b)-(g), the offer, issuance and sale of the Securities to the Purchasers as contemplated hereby are exempt from the registration requirements of the Securities Act. Neither the Company nor any Person acting on the Company's behalf has sold or offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. Neither the Company nor any of its Affiliates nor any person acting on the Company's behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would: (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or shareholder approval provisions, including without limitation under the rules and regulations of any Trading Market. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (u) Form S-3 Eligibility. The Company is eligible to register its Common Stock for resale by the Purchasers under Form S-3 promulgated under the Securities Act.

                  (v) Listing and Maintenance Requirements. The Company has not, in the two years preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

                  (w) Registration Rights. No holder of the Company's securities has any demand or piggyback registration rights with respect to such securities and the Company has not agreed to grant such rights to any Person.

                  (x) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

                  (y) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material information. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company as follows:

                  (a) Organization; Authority. If such Purchaser is an entity, such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. If such Purchaser is an entity, the purchase by such Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms. If such Purchaser is a natural person, such Purchaser is of a legal age and capable to enter into and execute this Agreement and the Registration Rights Agreement.

                  (b) Investment Intent. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, the Registration Rights Agreement and the Warrants, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any amount of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                  (c) Purchaser Status. At the time such Purchaser was offered the Common Shares, the Preferred Shares and its respective Warrants, it was, and at the date hereof it is, and at each exercise date under its respective Warrants, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser has not been formed solely for the purpose of acquiring the Securities.

                  (d) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

                  (e) Ability of such Purchaser to Bear Risk of Investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                  (f) Access to Information. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

                  (g) General Solicitation. To the best of its knowledge, such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (h) Reliance. Such Purchaser understands and acknowledges that: (i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

                  (i) Beneficial Ownership. Such Purchaser (other than John Hancock Small Cap Value Fund and any Affiliate thereof), does not on the Closing Date (after giving effect to the consummation of the transactions contemplated hereunder), beneficially own (as determined in accordance with Section 13(d) of the Exchange Act) in excess of 14.999% of the shares of Common Stock outstanding on the Closing Date, assuming enforcement of all exercise and conversion limitations set forth in the applicable Transaction Documents.

         The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

         4.1      Transfer Restrictions.

                  (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company, without any such legal opinion, any transfer of Securities by a Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof). As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                  (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of the following legend on the Securities:

         NEITHER THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE]] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

                  None of the Securities shall contain the legend set forth above or any other legend (other than as required pursuant to the Stockholder Protection Plan, dated as of June 26, 1995 between the Company and First Fidelity Bank, National Association, as rights agent (the "PLAN")): (i) while a registration statement (including any Underlying Shares and Common Shares) is effective under the Securities Act to cover the resale of such security, or (ii) if Rule

144(k) may be utilized by the seller of such security or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the Effective Date. If any Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares issuable in respect thereto, such Warrant Shares shall be issued without legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(b), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Securities issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

         4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance and conversion and exercise (as applicable) of the Securities will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue the Securities pursuant to the Transaction Documents is unconditional and absolute, regardless of the effect of any such dilution.

         4.3 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

         4.4 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers.

         4.5 Reservation and Listing of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents which number shall not be less than the Initial Minimum. The Company shall: (i) in the time and manner required by each Trading Market, prepare and file with such

Trading Market an additional shares listing application covering a number of shares of Common Stock equal to no less than the sum of the Common Shares and the Initial Minimum, (ii) take all steps necessary to cause such shares to be approved for listing on each Trading Market as soon as possible thereafter,
(iii) provide to the Purchasers evidence of such listing, and (iv) maintain the listing of such shares on each such Trading Market or another Eligible Market.

         4.6 Conversion and Exercise Procedures. The Transfer Agent Instructions and Conversion Notice, as defined in the Certificate of Designations, set forth the totality of the procedures with respect to the conversion of the Preferred Shares. The Transfer Agent Instructions and Form of Election to Purchase under the Warrants set forth the totality of the procedures with respect to the exercise of the Warrants. No additional legal opinion or other information or instructions shall be necessary to enable the Purchasers to convert their Preferred Shares or exercise their Warrants. The Company shall honor conversions of the Preferred Shares and exercises of the Warrants and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

         4.7      Right of First Refusal.

                  (a) The Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or the Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable for Common Stock (any such offer, sale, grant, disposition or announcement being referred to as a "SUBSEQUENT PLACEMENT"), from the date hereof until the first year anniversary of the date hereof, unless: (i) the Company delivers to each of the Purchasers a written notice (the "SUBSEQUENT PLACEMENT NOTICE") of its intention to effect such Subsequent Placement, which Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Placement is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto and (ii) such Purchaser shall not have notified the Company by 5:30 p.m. (New York City time) on the fifth Trading Day after its receipt of the Subsequent Placement Notice of its willingness to provide (or to cause its designee to provide), subject to completion of mutually acceptable documentation, financing to the Company on the same terms set forth in the Subsequent Placement Notice. The Company and the Purchasers shall use their commercially reasonable efforts to complete such mutually acceptable documentation by the 30th day following the date of the delivery of the Subsequent Placement Notice. If the Purchasers shall fail to so notify the Company of their willingness to participate in the full Subsequent Placement, the Company may effect such Subsequent Placement on the terms and to the Persons set forth in the Subsequent Placement Notice; provided that the Company must provide the Purchasers with a second Subsequent Placement Notice, and the Purchasers will again have the right of first refusal set forth above in this paragraph (b), if the Subsequent Placement subject to the initial Subsequent Placement Notice is not consummated for any reason on the terms set forth in such Subsequent Placement Notice within 60 Trading Days after the date of the initial Subsequent Placement Notice with the Person identified in the Subsequent Placement Notice. If the Purchasers indicate a willingness to provide financing in excess of the amount set forth in the Subsequent Placement Notice, then each Purchaser will be entitled to provide financing pursuant to such Subsequent Placement Notice up to an amount equal to such Purchaser's pro rata portion of the aggregate purchase price paid for the Securities under this Agreement, but the Company shall not be required to accept financing from the Purchasers in an amount in excess of the amount set forth in the Subsequent Placement Notice.

                  (b) Notwithstanding the foregoing, the provisions of Section 4.7(a) shall not apply to a Subsequent Placement in which each of the following conditions is true: (i) such Subsequent Placement occurs on or after the 120th day following the Closing Date, (ii) such Subsequent Placement is exclusively an offer and sale of Common Stock at a purchase price per share which is equal to or greater than each of the Per Share Purchase Price and the Conversion Price (as defined in the Certificate of Designations) determined on the 121st day following the Closing Date, (iii) such Subsequent Placement is not subject to a collar or pricing reset mechanism of any kind, and (iv) the total warrant coverage for such Subsequent Placement, at such time or any later time, enables the holder or holders thereof to purchase a number of shares of Common Stock no greater than 35% of the quotient obtained by dividing the aggregate purchase price for such Subsequent Placement by the purchase price per share of Common Stock issuable pursuant to such Subsequent Placement, provided, that, in case of any Subsequent Placement meeting such conditions, each Purchaser shall have the right (the "MAINTENANCE RIGHT") to participate in such Subsequent Placement in order to maintain its percentage interest in Total Voting Power (as defined below) of the Company beneficially owned (as determined by Rule 13d-3 of the Exchange Act) by such Purchaser immediately prior to the delivery of the Subsequent Placement. In the event the Maintenance Right is triggered, the Company shall provide the Purchasers with a written notice, containing the same information as the Subsequent Placement Notice. Each Purchaser shall have five Trading Days to exercise its Maintenance Right by delivering to the Company a written notice of its intention to so exercise. For purposes hereof, "Total Voting Power" means the total number of votes which may be cast in the election of directors of the Company at any meeting of stockholders of the Company if all securities entitled to vote in the election of directors of the Company were present and voted at such meeting.

                  (c) Except for: (i) Registrable Securities (as defined in the Registration Rights Agreement), and (ii) Common Stock permitted to be issued pursuant to Section 4.7(d), the Company shall not, without the prior written consent of the Purchasers: (A) prior to the Effective Date, file a registration statement with the Commission with respect to any securities of the Company or the Subsidiaries or (B) prior to the 130th day following the Closing Date, cause a registration statement permitted to be filed with the Commission pursuant to the terms hereof to be declared effective by the Commission.

                  (d) The restrictions contained in paragraphs (a) and (c) of this Section 4.7 shall not apply to: (i) the granting of shares of Common Stock, restricted stock awards or similar equity incentive awards to employees, officers and directors of the Company pursuant to any stock option plan duly adopted by the Company or to the issuance of Common Stock upon exercise of such options, (ii) the issuance of options, warrants, stock appreciation rights or shares of Common Stock to bona fide consultants of the Company in payment of consulting fees of up to an aggregate of $500,000 in any twelve month period based upon the applicable market price of the Common Stock, (iii) the issuance of warrants or shares of Common Stock in connection with bona fide acquisitions by the Company, (iv) the sale of shares of Common Stock to Abbott Laboratories, (v) the issuance of shares of Common Stock upon exercise of any warrant or option permitted to be issued pursuant to this Section 4.7(d), or (vi) securities issued in connection a public offering for an aggregate purchase price in excess of $50,000,000 without a discount to the market price of the Common Stock (which shall not include equity lines of credit or similar transactions).

         4.8 Securities Laws Disclosure; Publicity. The Company shall: (i) on the Closing Date, issue a press release acceptable to the Purchasers disclosing the transactions contemplated hereby and (ii) make such other filings and notices relating to the transactions contemplated hereby in the manner and time required by the Commission. The Company shall, at least two Trading Days prior to the filing or dissemination of any disclosure required by this paragraph, provide a copy thereof to the Purchasers for their review. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or Trading Market with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement, filing or other communication without the prior consent of the other, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

         4.9 Use of Proceeds. Except in connection with redemptions of Preferred Shares, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables and accrued expenses in the ordinary course of the Company's business and prior practices), to redeem any Company equity or equity-equivalent securities or to settle in any outstanding litigation, except that the Company may utilize up to $5,000,000 of the net proceeds from the sale of the Securities hereunder to settle such outstanding litigation. In order to fulfill its redemption obligations pursuant to the Certificate of Designations, the Company shall be entitled to fund a cash collateral account in favor of PNC Bank to support the Letters of Credit which will support the redemption obligations of the Company pursuant to the Certificate of Designations. The Company shall also be entitled to use the net proceeds of the aforementioned cash collateral account to satisfy its obligations under the Letters of Credit.

         4.10 Indemnification of the Purchasers. The Company will indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a "PURCHASER PARTY") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any of the representations and warranties made by the Company in this Agreement or in the other Transaction Documents. The Company will reimburse such Purchaser Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

         4.11 Indemnification of the Company. Each Purchaser will, severally and not jointly, indemnify and hold the Company and its directors, officers, shareholders, partners, employees and agents (each, a "COMPANY PARTY") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Company Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy of any of the representations or warranties made by such Purchaser in this Agreement or in the other Transaction Documents. Such Purchaser will, severally and not jointly, reimburse such Company Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

         4.12 Shareholders Rights Plan. No claim will be made or enforced by the Company that any Purchaser is an "Acquiring Person" under the Plan or in any way could be deemed to trigger the provisions of the Plan by virtue of receiving Securities under the Transaction Documents. Each Purchaser other than those who are "Institutional Investors" under the Plan severally agree not to acquire in excess of 14.99% of the shares of Common Stock on any date while such Purchaser holds Warrants or Preferred Shares.

         4.13 Disclosure. The Company confirms that as long as any Purchaser owns Securities, neither the Company nor any other Person acting on its behalf will provide any of such Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information, unless such Purchaser shall have agreed to execute a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Purchasers shall be relying on the foregoing representations in effecting transactions in securities of the Company.

         4.14 Certain Trading Restrictions. Each Purchaser agrees that neither it nor its Affiliates will enter into any Short Sales (as hereinafter defined) prior to the first year anniversary of the Closing Date. For purposes hereof, a "Short Sale" by a Purchaser shall mean a sale of Common Stock by such Purchaser that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in the Common Stock held by such Purchaser. For purposes of determining whether there is an equivalent offsetting long position in the Common Stock held by a Purchaser, on any date of computation, notwithstanding anything to the contrary contained in the Transaction Documents, the sum of: (i) all Warrant Shares issuable upon exercise in full of the Warrants issued to such Purchaser and (ii) all Underlying Shares issuable upon conversion in full of all the Preferred Shares issued to such Purchaser at a conversion price equal to the Target Price (as defined in the Certificate of Designation), shall be deemed to be held long by such Purchaser.

                                    ARTICLE V

                              CONDITIONS TO CLOSING

         5.1 Conditions Precedent to the Obligations of the Purchasers. The obligation of each Purchaser to acquire Securities at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date (except for representations and warranties that speak of a specific date, which need only be true and correct as of such date);

                  (b) Performance. The Company and each other Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

                  (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

                  (d) Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would be expected to have or result in a Material Adverse Effect;

                  (e) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on an Eligible Market; and

                  (f) Standby Letters of Credit. The Company shall have obtained the Letters of Credit in agreed form.

         5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of the Purchasers contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date; and

                  (b) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

         5.3 Termination. The Purchasers shall have the right to terminate this Agreement, by written notice to the Company, at any time after August 10, 2001, if the Company has not satisfied the conditions set forth in Section 5.1.


                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1 Fees and Expenses. At the Closing, the Company shall reimburse Pine Ridge Financial Inc. ("Pine Ridge") for its legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents by paying to Pine Ridge (or, at Pine Ridge's election, directly to Purchaser Counsel), an aggregate of $30,000. In lieu of the payment required by the immediately preceding sentence, Pine Ridge shall retain the amount of such payment instead of delivering such amount to the Company at the Closing. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Securities.

         6.2 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:30 p.m. (New York City time) (with confirmation of transmission) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) (with confirmation of transmission) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service (next day service specified), or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:                 i-STAT Corporation
                                            104 Windsor Center Drive
                                            East Windsor, NJ 08520
                                            Facsimile No.: (609) 243-9311
                                            Attn: Chief Financial Officer

         With a copy to:                    Paul, Hastings, Janofsky & Walker
                                            LLP
                                            1055 Washington Boulevard
                                            Stamford, CT 06901
                                            Facsimile No.: (203) 359-3031
                                            Attn: Esteban A. Ferrer, Esq.

         If to a Purchaser:                 To the address set forth under such
                                            Purchaser's name on the signature
                                            pages hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         6.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         6.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers.

         6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary of Sections 4.10 and 4.11 and may enforce the provisions of such Sections.

         6.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

         6.9 Survival. The representations and warranties contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Securities, as applicable, until the third year anniversary of the Closing Date. The agreements and covenants shall survive the Closing and the delivery, exercise and/or conversion of the Securities, as applicable, in accordance with their terms.

         6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         6.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         6.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         6.13 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                                 I-STAT CORPORATION

                                                 By:____________________________
                                                     Name:
                                                     Title:






                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASERS FOLLOW]

                                    PINE RIDGE FINANCIAL INC.

                                    By:_____________________________________
                                        Name:
                                        Title:


                              Address for Notice:
                              Pine Ridge Financial Inc.
                              c/o Cavallo Capital Corp.
                              660 Madison Avenue
                              New York, NY 10022
                              Facsimile No.:  212-651-9010
                              Attn: Avi Vigder and Eldad Gal

         With copies to:      Robinson Silverman Pearce Aronsohn & Berman LLP
                              1290 Avenue of the Americas
                              New York, NY  10104
                              Facsimile No.:  (212) 541-4630 and (212) 541-1432
                              Attn: Eric L. Cohen, Esq.

                                    MONTROSE INVESTMENTS LTD.

                                    By:_____________________________________
                                        Name:
                                        Title:


                              Address for Notice:
                              Montrose Investments Ltd.
                              c/o HBK Investments L.P.
                              300 Crescent Court, Suite 700
                              Dallas, TX 75201
                              Facsimile No.:  214-758-1207
                              Attn: Jeff Estes and Kim Rozman

         With copies to:      Robinson Silverman Pearce Aronsohn & Berman LLP
                              1290 Avenue of the Americas
                              New York, NY  10104
                              Facsimile No.:  (212) 541-4630 and (212) 541-1432
                              Attn: Eric L. Cohen

                                    DEEPHAVEN PRIVATE PLACEMENT TRADING LTD.

                                    By:_____________________________________
                                        Name:
                                        Title:


                              Address for Notice:
                              c/o Deephaven Capital Management LLC
                              130 Cheshire Lane
                              Minnentonka, MN 55305
                              Facsimile No.: 952-249-5320
                              Attn: Bruce Lieberman

         With copies to:      Robinson Silverman Pearce Aronsohn & Berman LLP
                              1290 Avenue of the Americas
                              New York, NY  10104
                              Facsimile No.:  (212) 541-4630 and (212) 541-1432
                              Attn: Eric L. Cohen

                                    KESSLER FAMILY LIMITED PARTNERSHIP

                                    By:_____________________________________
                                        Name:
                                        Title:


                              Address for Notice:
                              c/o Deephaven Capital Management LLC
                              130 Cheshire Lane
                              Minnentonka, MN 55305
                              Facsimile No.: 952-249-5320
                              Attn: Bruce Lieberman

         With copies to:      Robinson Silverman Pearce Aronsohn & Berman LLP
                              1290 Avenue of the Americas
                              New York, NY  10104
                              Facsimile No.:  (212) 541-4630 and (212) 541-1432
                              Attn: Eric L. Cohen

                                    IRVIN KESSLER

                                    -------------------------------------



                              Address for Notice:
                              c/o Deephaven Capital Management LLC
                              130 Cheshire Lane
                              Minnentonka, MN 55305
                              Facsimile No.: 952-249-5320
                              Attn: Bruce Lieberman

         With copies to:      Robinson Silverman Pearce Aronsohn & Berman LLP
                              1290 Avenue of the Americas
                              New York, NY  10104
                              Facsimile No.:  (212) 541-4630 and (212) 541-1432
                              Attn: Eric L. Cohen

                              HARE & CO. F/B/O JOHN HANCOCK SMALL CAP VALUE FUND

                              By:_____________________________________
                                  Name:
                                  Title:





                              Address for Notice (both required):
                              Hare & Co. f/b/o John Hancock Small Cap Value Fund c/o Bank of New York Securities Department

                              P.O. Box 11,203
                              New York, NY 10249
                              Facsimile No.: 617-330-6583

                              Hare & Co. f/b/o John Hancock Small Cap Value Fund c/o John Hancock Advisers, Inc.
                              Attn: Investment Operations, 4th Floor
                              Private Placement Corporate Actions
                              101 Huntington Avenue

                              Boston, Ma 02199-7603
                              Facsimile No.: 617-375-4808

Exhibits:

A        Form of Certificate of Designation
B        Form of Registration Rights Agreement
C        Form of Opinion of Company Counsel
D        Form of Warrant
E        Form of Transfer Agent Instructions
F        Investor purchase price allocation


Schedules:

3.1(a)   Subsidiaries
3.1(g)   Capitalization
3.1(n)   Title to Assets
3.1(s)   Commissions